UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2018

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
Greif, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on December 20, 2018 (the “Prior 8-K”), regarding its proposed acquisition of Caraustar Industries, Inc. (“Caraustar”). Item 1.01 of the Prior 8-K contained descriptions of material definitive agreements entered into by the Company with respect to the proposed acquisition, namely: (a) a definitive Agreement and Plan of Merger, dated December 20, 2018 (the “Merger Agreement”), among two of the Company’s subsidiaries, the parent of Caraustar, and a representative of the sellers; and (b) a Commitment Letter, dated December 20, 2018 (the “Commitment Letter”), among the Company and a syndicate of financial institutions.
The descriptions of the Merger Agreement and the Commitment Letter and the transactions contemplated thereby contained in Item 1.01 of the Prior 8-K do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement attached to this Current Report on Form 8-K/A as Exhibit 2.2 and the Commitment Letter attached to this Current Report on Form 8-K/A as Exhibit 10.1, both of which are incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01.    Regulation FD Disclosure.

The Prior 8-K reported that, on December 20, 2018, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s proposed acquisition of Caraustar. The file transcript of the Conference Call is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(i)	Exhibits.

Exhibit No.	Description
2.2	Agreement and Plan of Merger, dated December 20, 2018, by and among Paperboard Parent Inc., Greif Packaging LLC, Greif USA II LLC and Peach Representative LLC*
10.2	Commitment Letter, dated December 20, 2018, by and among Greif, Inc., Wells Fargo, National Association, Wells Fargo Securities LLC, JPMorgan Chase Bank, NA, and Goldman Sachs Bank USA
99.1	File transcript of conference call held by management of Greif, Inc. on December 20, 2018 regarding the proposed acquisition of Caraustar Industries, Inc.
*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request; provide, however, the that parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: December 26, 2018	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President, General Counsel and Secretary